UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2011
CAPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-33934	26-1294270

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey	08210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 465-5600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2. 02 Results of Operations and Financial Condition
On July 29, 2011, the Registrant issued a press release reporting its financial results for the period ended June 30, 2011. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired. Not applicable
(b)	Pro Forma Financial Information. Not Applicable
(c)	Shell Company Transactions. Not Applicable
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release regarding earnings, dated July 29, 2011, issued by Cape Bancorp, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.
DATE: August 1, 2011	By:	/s/ Guy Hackney
Guy Hackney
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release regarding earnings, dated July 29, 2011, issued by Cape Bancorp, Inc.